UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2024

Northann Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-41816	88-1513509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Northann Distribution Center Inc. 9820 Dino Drive, Suite 110 Elk Grove, CA 95624	95624
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(916) 573 3803

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NCL	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item
1.01              Entry into a Material Definitive Agreement.

On April 15, 2024, Mr. David M. Kratochvil resigned from Northann Corp. (the “Company”) as the Company’s Chief Financial Officer (“CFO”). In connection with Mr. Kratochvil’s resignation, the Company entered into a separation agreement (the “Separation Agreement”) with Mr. Kratochvil setting forth the terms of his separation from service with the Company on April 15, 2024, which will take effect on April 23, 2024 (“Effective Date”).

Pursuant to the Separation Agreement, the agreement constitutes the complete understanding between the Company and Mr. Kratochvil, and supersedes any and all agreements, understandings, and discussions, whether written or oral, between Mr. Kratochvil and the Company regarding the subject matter thereof, except as specifically set forth therein. Notwithstanding the foregoing, any post-employment restrictive covenants (such as, without limitation, covenants of confidentiality, non-solicitation or non-competition) contained in any other agreement between Mr. Kratochvil and the Company, including, without limitation, those in the employment agreement dated April 18, 2023 between the Company and Mr. Kratochvil, shall remain in full force and effect.

The foregoing description of the Separation Agreement is qualified in its entirety by reference to the Separation Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.1.

Item
5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported under Item 1.01 above, Mr.
David M. Kratochvil
resigned
as
CFO of the Company effective as of
April
15
, 2024
.

The Board of Directors of
the Company
intends to conduct a search of potential internal and external candidates to replace Mr. Kratochvil.  In the interim, the Company has appointed
Mr.
Sunny S. Prasad as the interim
CFO of the Company
.

Mr
. Prasad has over 30 years of experience as an accountant and auditor with various professional audit firms, and has served as the Managing Partner at Sana Tax Corporation since 2014. Mr. Prasad obtained his Bachelors of Science in Accountancy in 2008 from National University in Sacramento, California.

Item 9.01              Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

10.1	Separation Agreement, dated April 15, 2024, among Northann Corp. and David M. Kratochvil (incorporated by reference to Exhibit 10.18 to the Annual Report on Form 10-K filed on April 16, 2024).

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1 7 , 2024	Northann Corp.

	By:	/s/ Lin Li
	Name:	Lin Li
	Title:	Chairman of the Board, Chief Executive Officer, President, Secretary, Treasurer

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